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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                August 29, 2002


                                 CWABS, INC.
                             --------------------
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                       333-97873          95-4596514
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         (State or Other Jurisdiction   (Commission        (I.R.S. Employer
         of Incorporation)              File Number)       Identification No.)

         4500 Park Granada
         Calabasas, California                                      91302
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         (Address of Principal                                  (Zip Code)
         Executive Offices)

         Registrant's telephone number, including area code:  (818) 225-3237

                                  No Change
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         (Former Name or Former Address, if Changed Since Last Report)

         Item 5.    Other Events.

         Pooling & Servicing Agreement

                  CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2002-BC3 (the "Certificates"). The Certificates were issued on August 29, 2002. The Pooling and Servicing Agreement is annexed hereto as
         Exhibit 99.1.




























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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-BC3.

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                99.1     Pooling and Servicing Agreement dated as of August 1,
                         2002.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWABS, INC.



                                                     By: /s/ Celia Coulter
                                                         -----------------
                                                         Name: Celia Coulter
                                                         Title:  Vice President


Dated:  January 23, 2003

                                 EXHIBIT INDEX



Exhibit No.                             Description

99.1                                    Pooling and Servicing Agreement.